GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement dated June 15, 2010

To the Statement of Additional Information Dated May 1, 2010

This supplement revises the statement of additional information (the “SAI”) for the Total Return Fund (the “Fund”) of GE Investments, Inc., effective as of June 15, 2010.

1. Beginning on page 87 of the SAI, the sub-heading entitled “Small-Cap Equity Fund” and the following two paragraphs are deleted and replaced with the following:

Small-Cap Equity Fund and Total Return Fund

GEAM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund: Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, LP (“GlobeFlex”) and SouthernSun Asset Management, Inc. (“SouthernSun,” and together with Palisade, Champlain and GlobeFlex, the “Sub-Advisers”). In addition, GEAM has retained Palisade to manage a portion of the Total Return Fund’s assets. For the fiscal years ended December 31, 2009, and December 31, 2008, the aggregate sub-advisory fees paid to the foregoing Sub-Advisers was $286,814 and $354,749, respectively, with respect to the Small-Cap Equity Fund. Because Palisade was retained as a new Sub-Adviser to the Total Return Fund effective June 10, 2010, no sub-advisory fees were paid to Palisade for the past three fiscal years with respect to the Total Return Fund.

Palisade, having its principal office located at One Bridge Plaza, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to those assets of the Small-Cap Equity Fund and Total Return Fund allocated to Palisade by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995 to focus on managing small-cap strategies with a focus on core style of investment. Prior to October 1, 2008, Palisade had served as the sole Sub-Adviser to the Small-Cap Equity Fund since its inception in April 2000. For the fiscal year ended December 31, 2007, sub-advisory fees of $492,094 were paid to Palisade with respect to the Small-Cap Equity Fund.

2. On page 88 of the SAI, all references to the “Fund” in the paragraphs entitled Champlain, GlobeFlex and SouthernSun should be deleted and replaced with “Small-Cap Equity Fund.”

3. Also on page 88 of the SAI, the paragraph entitled “Sub-Advisory Agreements” should be deleted and replaced with the following:

Sub-Advisory Agreements. At a shareholders meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM and each of Champlain, GlobeFlex and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008.

In addition, Palisade is investment sub-adviser to the Total Return Fund pursuant to an investment sub-advisory agreement with GEAM, effective June 10, 2010. This investment sub-advisory agreement was approved by the Board (including a majority of the independent directors) at a meeting held for that purpose on June 9, 2010. This sub-advisory agreement was not required to be approved by the shareholders of the Total Return Fund pursuant to an exemptive order from the SEC which permits GEAM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.

4. On page 102 of the SAI, the following table is added:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Total Return Fund (Sub-Advised by Palisade)

Jack Feiler	2 Other Accounts with $251.23 million in total assets managed.	15 Pooled Investment Vehicles with $551.04 million in total assets managed.	314 Other Accounts with $181.10 million in total assets managed.	None

Jeffrey Schwartz, CFA	2 Other Accounts with $251.23 million in total assets managed.	6 Pooled Investment Vehicles with $542.08 million in total assets managed.	None	None

Dennison Veru	2 Other Accounts with $251.23 million in total assets managed.	8 Pooled Investment Vehicles with $542.52 million in total assets managed.	96 Other Accounts with $106.71 million in total assets managed.	None

5. On page 104 of the SAI, the first sentence of the first paragraph is deleted and replaced with the following:

GEAM may have a conflict of interest in its allocation of assets of the Small-Cap Equity Fund and the Total Return Fund among the various Sub-Advisers.

6. On page 111 of the SAI, the first paragraph under the sub-heading entitled “Palisade” is deleted and replaced with the following:

Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the overall results of the firm and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Small-Cap Equity Fund and Total Return Fund, based in part on the objective performance of these Funds over the past one year and three year periods against the Russell 2000 Benchmark and the Funds’ ranking within the appropriate Lipper peer group, as well as other subjective factors. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm’s profits.

7. On page 113 of the SAI, the first paragraph is deleted and replace with the following:

The Company’s Board of Directors (“Board”) has delegated the responsibility for voting proxies to GEAM for all Funds other than Small-Cap Equity Fund, which is managed by Palisade, Champlain, GlobeFlex and SouthernSun; S&P 500 Index Fund, which is managed by SSgA FM; Real Estate Securities Fund, which is managed by Urdang; and Total Return Fund, which is managed by Urdang and Palisade, in accordance with GEAM’s proxy voting policies and procedures (“Proxy Policy”).

8. On page 115 of the SAI, the first sentence of the first paragraph under the sub-heading entitled “Summary of Palisade’s Proxy Voting Policies and Procedures” is deleted and replaced with the following:

The Board has adopted the proxy voting policies and procedures (“Palisade Proxy Policy”) of Palisade, a sub-adviser, on behalf of Palisade’s Allocated Assets of the Small-Cap Equity Fund and the Total Return Fund (each, a “Sub-Advised Fund”).

Also beginning on page 115 of the SAI, under the same sub-heading noted above, all references to “the Small Cap Equity Fund” should be deleted and replaced with “each Sub-Advised Fund.”

9. On page 143 of the SAI, the second sentence of the second paragraph is deleted and replaced with the following:

GEAM has engaged SSgA FM as the investment sub-adviser to provide day-to-day portfolio management to the S&P 500 Index Fund; has engaged Urdang as the investment sub-adviser to provide day-to-day portfolio management to the

Real Estate Securities Fund and a portion of the assets of the Total Return Fund; has engaged Palisade, Champlain, GlobeFlex and SouthernSun to provide day-to-day portfolio management to the Small-Cap Equity Fund; and has engaged Palisade as the investment sub-adviser to provide day-to-day portfolio management of a portion of the assets of the Total Return Fund. (As used herein, “Adviser” shall refer to GEAM and, where applicable, either SSgA FM, Urdang, Palisade, Champlain, GlobeFlex or SouthernSun in their respective roles.)

This supplement should be retained with your SAI for future reference.